UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
——————
FORM 8-K
——————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
——————
Date of report (Date of earliest event reported): January 23, 2019

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
——————

NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
——————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD
Item 7.01.    Regulation FD Disclosure.
On January 23, 2019, Employers Holdings, Inc. (the “Company”) announced two major initiatives consisting of: (i) unprecedented investments in new technology, data analytics and process improvement capabilities focused on improving the agent experience and enhancing agent efficiency; and (ii) the launch of Cerity, a subsidiary separate from the Company’s other insurance businesses, which will offer digital, direct-to-customer workers’ compensation insurance solutions.
Copies of the Company’s and Cerity’s press releases, as well as a Cerity informational presentation, are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are each furnished herewith.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
99.1    Employers Holdings, Inc. press release dated January 23, 2019.
99.2    Cerity press release January 23, 2019.
99.3    Cerity informational presentation dated January 23, 2019.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K.
Forward-Looking Statements
In this Current Report on Form 8-K, the Company and its management discuss and make statements based on currently available information regarding their intentions, beliefs, current expectations, and projections of, among other things, the Company's future performance, business growth, retention rates, loss costs, claim trends and the impact of key business initiatives, future technologies and planned investments. Certain of these statements may constitute “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often identified by words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue,” or other comparable terminology and their negatives. The Company and its management caution investors that such forward-looking statements are not guarantees of future performance. Risks and uncertainties are inherent in the Company's future performance. Factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements include, among other things, those discussed or identified from time to time in the Company's public filings with the SEC, including the risks detailed in the Company's Quarterly Reports on Form 10-Q and the Company's Annual Reports on Form 10-K. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	January 23, 2019	/s/ Michael S. Paquette
Michael S. Paquette
Executive Vice President,
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release dated	January 23, 2019
99.2	Cerity press release dated	January 23, 2019
99.3	Cerity informational presentation dated	January 23, 2019